SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                              FORM 8-K


                           CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 29, 1996


            Northern Illinois Financial Corporation
     -----------------------------------------------------
     (Exact name of registrant as specified in its charter)


       Illinois                      0-17728           36-6137500
- ----------------------------       -----------        -------------
(State or other jurisdiction       (Commission        (IRS Employer
 of incorporation)                  File No.)       Identification No.)


 486 West Liberty Street  Wauconda, Illinois           60084-2489
- -------------------------------------------------------------------
 (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code:    (847) 487-1818
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               Exhibit Index is located on page 4

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Item 4.   Changes in Registrant's Certifying Accountant

          On August 22, 1996, Northern Illinois Financial Corporation (the "Registrant") and Premier Financial Services, Inc. ("Premier") merged with and into Grand Premier Financial, Inc., a Delaware corporation and the surviving corporation ("Grand Premier"). The
Registrant ceased to exist as of that date.

          At a meeting of its board of directors on August 29-30, 1996, Grand Premier engaged, as its principal accountant, the accounting firm formerly engaged by Premier as its principal accountant. Hutton, Nelson & McDonald LLP ("Hutton, Nelson"), the Registrant's principal accountant, was not engaged in any capacity by Grand Premier and was effectively dismissed as the principal accountant of the Registrant as of August 29, 1996.

          Hutton, Nelson's reports on the Registrant's financial statements for its past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          During the Registrant's two most recent fiscal years and in the subsequent interim period, there were no disagreements with Hutton, Nelson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Hutton, Nelson, would have caused it to make reference to the subject matter of the disagreement in its report. No "reportable events," as such term is defined in
Item 304(a)(1)(v)(A) through (D) of Regulation S-K, occurred during the Registrant's two most recent fiscal years or in the subsequent interim period.

          In accordance with the requirements of Item 304(a)(3) of Regulation S-K, the Registrant has filed as an exhibit to this report a letter from Hutton, Nelson stating that it is in agreement with the statement that Hutton, Nelson has not been engaged in any capacity by Grand Premier Financial, Inc. and was effectively dismissed as the principal accountant of the Registrant as of August 29, 1996 and with the statements made in the preceding two paragraphs.
                                 2

                             SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GRAND PREMIER FINANCIAL, INC.,
                                   as successor to Northern Illinois
                                   Financial Corporation
                                   (Registrant)



Date: September 26, 1996           By: /s/ David L. Murray
                                        David L. Murray
                                        Senior Executive Vice President
                                        and Chief Financial Officer


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
                           EXHIBIT INDEX

                                                                 Page
Number                   Description                            Number

16             Letter, dated September 24, 1996,                   5
               from Hutton, Nelson & McDonald LLP








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